                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2004

                           COMPETITIVE COMPANIES, INC.
               (Exact name of registrant as specified in charter)

             NEVADA                                        65-1146821
(State of or other jurisdiction of                  (IRS Employer I.D. No.)
 incorporation or organization)

                           3751 Merced Drive, Suite A
                               Riverside, CA 92503
                    (Address of Principal Executive Offices)

                                 (909) 687-6100
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  Other Events and Regulation FD Disclosure.

We sent the attached letter to our shareholders on or about April 19, 2004.

A copy of the letter is attached as an exhibit.

Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               None.

          b.   Exhibits.

               99.1  Letter

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:     April 19, 2004          Competitive Companies, Inc.

                               /s/ David Kline II
                                   David Kline II, President

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